                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Netcentives, Inc.                        Case No.         01-32597-DM-11
       Post Communications, Inc.                                 --------------
       MaxMiles, Inc.                                            01-32620-SFM11
                                                CHAPTER 11       01-32621-DM-11
                                                MONTHLY OPERATING REPORT
------------------------------------------      (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:   Dec-01                   PETITION DATE:    10/05/01
                     ----------                                 ------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

       Dollars reported in  $1
                            --

                                                                           End of Current             End of Prior    As of Peition
                                                                                                      ------------
2.     Asset and Liability Structure                                            Month                     Month           Filing
                                                                                -----                     -----           ------
       a.  Current Assets                                                    $    8,479,159           $   7,281,754
                                                                          -----------------           -------------
       b.  Total Assets                                                      $   11,114,082           $  14,941,113   $  23,813,294
                                                                          -----------------           -------------   --------------
       c.  Current Liabilities                                               $      641,076           $   1,027,037
                                                                          -----------------           -------------
       d.  Total Liabilities                                                 $   25,695,582           $  30,019,198   $   7,964,178
                                                                          -----------------           -------------   --------------
                                                                                                                        Cumulative
3.     Statement of Cash Receipts & Disbursements for Month                 Current Month              Prior Month    (Case to Date)
                                                                            -------------              -----------    --------------
       a.  Total Receipts                                                    $    4,805,828           $     952,912   $  $7,278,922
                                                                          -----------------           -------------   --------------
       b.  Total Disbursements                                               $    1,146,702           $   1,903,871   $   4,175,828
                                                                          -----------------           -------------   --------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $    3,659,126               ($950,959)  $   3,103,094
                                                                          -----------------           -------------   --------------
       d.  Cash Balance Beginning of Month                                   $    2,775,059           $   3,726,018   $   3,331,091
                                                                          -----------------           -------------   --------------
       e.  Cash Balance End of Month (c + d)                                 $    6,434,185           $   2,775,059   $   6,434,185
                                                                          -----------------           -------------   --------------
                                                                                                                        Cumulative
                                                                            Current Month             Prior Month     (Case to Date)
                                                                            -------------             -----------     --------------
4.     Profit/(Loss) from the Statement of Operations                          ($45,072,569)            ($3,453,105)   ($50,475,799)
                                                                          -----------------           -------------   --------------
5.     Account Receivables (Pre and Post Petition)                           $    1,517,042           $   2,893,317
                                                                          -----------------           -------------
6.     Post-Petition Liabilities                                             $      641,076           $   1,027,037
                                                                          -----------------           -------------
7.     Past Due Post-Petition Account Payables (over 30 days)                $      623,729           $     424,200
                                                                          -----------------           -------------

At the end of this reporting month:                                                                       Yes              No
                                                                                                          ---              --
8.      Have any payments been made on pre-petition debt, other than payments in the normal                                 X
                                                                                                      -------------   --------------
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of           X
                                                                                                      -------------   --------------
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
                                                                                                      -------------   --------------
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               X
                                                                                                      -------------   --------------

        attach listing including date of payment, amount and reason for payment, and name of payee)

12.     Is the estate insured for replacement cost of assets and for general
        liability?                                                                                         X
                                                                                                      -------------   --------------
13.     Are a plan and disclosure statement on file?                                                                        X
                                                                                                      -------------   --------------
14.     Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                      -------------   --------------

15.     Check if paid: Post-petition taxes X ;  U.S. Trustee Quarterly Fees____;
                                          ---
        Check if filing is current for: Post-petition tax reporting and tax returns: X .
                ---
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: ________________________        __________________________________________
                                      Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                             For the Month Ended   12/31/01
                                                -----------------------------

                         Current Month
----------------------------------------------------------------
                                                                                                           Cumulative     Next Month
      Actual          Forecast      Variance                                                              (Case to Date)   Forecast
      ------          --------      --------                                                              --------------   --------
                                                      Revenues:

      $    77,297     $1,200,000   ($ 1,122,703)  1   Gross Sales                                           $ 3,384,868
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0   2   less: Sales Returns & Allowances
------------------   ------------  ------------                                                            -------------   ---------
      $    77,297     $1,200,000   ($ 1,122,703)  3   Net Sales                                             $ 3,384,868    $       0
------------------   ------------  ------------                                                            -------------   ---------
      $       532     $  750,000    $   749,468   4   less: Cost of Goods Sold             (Schedule 'B')   $ 1,693,457
------------------   ------------  ------------                                                            -------------   ---------
      $    76,765     $  450,000   ($   373,235)  5   Gross Profit                                          $ 1,691,411    $       0
------------------   ------------  ------------                                                            -------------   ---------
      $         0                   $         0   6   Interest                                              $     8,073
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0   7   Other Income:
------------------   ------------  ------------                          -----------------------------     -------------   ---------
                                    $         0   8
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
                                    $         0   9
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
      $    76,765     $  450,000   ($   373,235) 10       Total Revenues                                    $ 1,699,484    $       0
------------------   ------------  ------------                                                            -------------   ---------
                                                    Expenses:

                                    $         0  11   Compensation to Owner(s)/Officer(s)
------------------   ------------  ------------                                                            -------------   ---------
     ($    16,349)    $  950,000    $   966,349  12   Salaries                                              $ 1,875,850
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  13   Commissions
------------------   ------------  ------------                                                            -------------   ---------
      $    20,709     $   75,000    $    54,291  14   Contract Labor                                        $    85,825
------------------   ------------  ------------                                                            -------------   ---------
      $     7,217                  ($     7,217) 15   Rent/Lease:                                           $    14,815
------------------   ------------  ------------                                                            -------------   ---------
                                                          Personal Property
      $   326,994     $  350,000    $    23,006  16       Real Property                                     $ 1,302,668
------------------   ------------  ------------                                                            -------------   ---------
      $     1,678     $   40,000    $    38,322  17   Insurance                                             $    77,723
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  18   Management Fees
------------------   ------------  ------------                                                            -------------   ---------
      $         0     $  820,000    $   820,000  19   Depreciation                                          $ 1,459,201
------------------   ------------  ------------                                                            -------------   ---------

      $    17,648     $   35,000    $    17,352  20   Taxes:                                                $    85,940
------------------   ------------  ------------                                                            -------------   ---------
                                                          Employer Payroll Taxes
                                    $         0  21       Real Property Taxes
------------------   ------------  ------------                                                            -------------   ---------
      $    36,286     $   35,000   ($     1,286) 22       Other Taxes                                       $   112,289
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  23   Other Selling
------------------   ------------  ------------                                                            -------------   ---------
      $     9,546     $  200,000    $   190,454  24   Other Administrative                                  $   452,606
------------------   ------------  ------------                                                            -------------   ---------
      $         0                   $         0  25   Interest                                              $       191
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  26   Other Expenses:                                       $         0
------------------   ------------  ------------                        -------------------------------     -------------   ---------
      $         0     $1,000,000    $ 1,000,000  27 Amortization of Intangibles                             $ 1,786,446
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
      $         0     $   10,000    $    10,000  28 Workers Compensation                                    $    29,229
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
      $    85,010     $   25,000   ($    60,010) 29 Other Expenses                                          $   107,033
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
      $     6,863     $  100,000    $    93,137  30 Employee Benefits (Medical, Dental, Life)               $   131,736
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
                                    $         0  31
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
                                    $         0  32
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
                                    $         0  33
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
                                    $         0  34
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
      $   495,600     $3,640,000    $ 3,144,400  35       Total Expenses                                    $ 7,521,550    $       0
------------------   ------------  ------------                                                            -------------   ---------
     ($   418,836)   ($3,190,000)   $ 2,771,164  36 Subtotal                                               ($ 5,822,066)   $       0
------------------   ------------  ------------                                                            -------------   ---------
                                                 37 Reorganization Items:
                                    $         0       Professional Fees
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  38   Provisions for Rejected Executory Contracts
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  39   Interest Earned on Accumulated Cash from
------------------   ------------  ------------                                                            -------------   ---------
                                                      Resulting Chp 11 Case
     ($44,653,733)    $        0   ($44,653,733) 40   Gain or (Loss) from Sale of Equipment                ($44,653,733)
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  41   U.S. Trustee Quarterly Fees
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  42
------------------   ------------  ------------     --------------------------------------------------     -------------   ---------
     ($44,653,733)    $        0   ($44,653,733) 43        Total Reorganization Items                      ($44,653,733)   $       0
------------------   ------------  ------------                                                            -------------   ---------
     ($45,072,569)   ($3,190,000)  ($41,882,569) 44  Net Profit (Loss) Before Federal & State Taxes        ($50,475,799)   $       0
------------------   ------------  ------------                                                            -------------   ---------
                                    $         0  45   Federal & State Income Taxes
------------------   ------------  ------------                                                            -------------   ---------
     ($45,072,569)   ($3,190,000)  ($41,882,569) 46 Net Profit (Loss)                                      ($50,475,799)   $       0
==================   ============  ============                                                            =============   =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                               BALANCE SHEET
                                          (General Business Case)
                                        For the Month Ended 12/31/01
                                                            --------

          Assets

                                                                                     From Schedules          Market Value
                                                                                     --------------          ------------
          Current Assets

 1             Cash and cash equivalents - unrestricted                                                      $    6,061,285
                                                                                                 --------------------------
 2             Cash and cash equivalents - restricted                                                        $      372,900
                                                                                                 --------------------------
 3             Accounts receivable (net)                                               A                     $    1,517,042
                                                                                                 --------------------------
 4             Inventory                                                               B                     $            0
                                                                                                 --------------------------
 5             Prepaid expenses                                                                              $      527,933
                                                                                                 --------------------------
 6             Professional retainers
                                                                                                 --------------------------
 7             Other:  ----------------------------------------------------
                                                                                                 --------------------------
 8             ------------------------------------------------------------
                                                                                                 --------------------------
 9                     Total Current Assets                                                                  $    8,479,159
                                                                                                 --------------------------
          Property and Equipment (Market Value)

10             Real property                                                           C                     $            0
                                                                                                 --------------------------
11             Machinery and equipment                                                 D                     $            0
                                                                                                 --------------------------
12             Furniture and fixtures                                                  D                     $            0
                                                                                                 --------------------------
13             Office equipment                                                        D                     $            0
                                                                                                 --------------------------
14             Leasehold improvements                                                  D                     $            0
                                                                                                 --------------------------
15             Software                                                                D                     $            0
                                                                                                 --------------------------
16             Capitalized R&D                                                         D                     $            0
               ------------------------------------------------------------                      --------------------------
17             Other                                                                   D                     $            0
               ------------------------------------------------------------                      --------------------------
18                                                                                     D
               ------------------------------------------------------------                      --------------------------
19                                                                                     D
               ------------------------------------------------------------                      --------------------------
20                                                                                     D
               ------------------------------------------------------------                      --------------------------

21                     Total Property and Equipment                                                          $            0
                                                                                                 --------------------------

          Other Assets

22             Loans to shareholders
                                                                                                 --------------------------
23             Loans to affiliates
               ------------------------------------------------------------                      --------------------------
24             Deposits                                                                                      $    2,624,923
               ------------------------------------------------------------                      --------------------------
25             Marketable Securities - Valuestar                                                             $            0
               ------------------------------------------------------------                      --------------------------
26             Investment in Japan KK                                                                        $       10,000
               ------------------------------------------------------------                      --------------------------
27
               ------------------------------------------------------------                      --------------------------
28                     Total Other Assets                                                                    $    2,634,923
                                                                                                 --------------------------
29                     Total Assets                                                                          $   11,114,082
                                                                                                ===========================

          NOTE:

                Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

          Liabilities From Schedules

               Post-Petition

                 Current Liabilities
30               Salaries and wages
                                                                                          ---------------------------
31               Payroll taxes
                                                                                          ---------------------------
32               Real and personal property taxes
                                                                                          ---------------------------
33               Income taxes
                                                                                          ---------------------------
34               Sales taxes
                                                                                          ---------------------------
35               Notes payable (short term)
                                                                                          ---------------------------
36               Accounts payable (trade)                                       A                       $     641,076
                                                                                          ---------------------------
37               Real property lease arrearage
                                                                                          ---------------------------
38               Personal property lease arrearage
                                                                                          ---------------------------
39               Accrued professional fees
                                                                                          ---------------------------
40               Current portion of long-term post-petition debt (due within
                 12 months)
                                                                                          ---------------------------
41               Other:
                          -------------------------------------------                     ---------------------------
42
                 ----------------------------------------------------                     ---------------------------
43
                 ----------------------------------------------------                     ---------------------------

44               Total Current Liabilities                                                          $         641,076
                                                                                          ---------------------------

45          Long-Term Post-Petition Debt, Net of Current Portion
                                                                                          ---------------------------

46               Total Post-Petition Liabilities                                                    $         641,076
                                                                                          ---------------------------

       Pre-Petition Liabilities (allowed amount)


47               Secured claims                                                 F                   $       1,872,771
                                                                                          ---------------------------
48               Priority unsecured claims                                      F                   $         145,008
                                                                                          ---------------------------
49               General unsecured claims                                       F                   $      23,036,727
                                                                                          ---------------------------

50               Total Pre-Petition Liabilities                                                     $      25,054,507
                                                                                          ---------------------------

51               Total Liabilities                                                                  $      25,695,582
                                                                                          ---------------------------

       Equity (Deficit)


52     Retained Earnings/(Deficit) at time of filing (10/05/01)                                         ($590,478,677)
                                                                                          ---------------------------
53     Capital Stock                                                                                $          43,920
                                                                                          ---------------------------
54     Additional paid-in capital                                                                   $     629,197,414
                                                                                          ---------------------------
55     Cumulative profit/(loss) since filing of case                                                     ($50,475,799)
                                                                                          ---------------------------
56     Post-petition contributions/(distributions) or (draws)                                       $               0
                                                                                          ---------------------------
57     Deferred Stock Compensation                                                                        ($2,868,357)
             --------------------------------------------------------                     ---------------------------
58     Market value adjustment (Investment in Japan KK)                                                           ($0)
                                                                                          ---------------------------

59           Total Equity (Deficit)                                                                     ($14,581,500)
                                                                                          ---------------------------

60     Total Liabilities and Equity (Deficit)                                                       $      11,114,082
                                                                                          ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net)Payable


                                               Accounts Receivable                  Accounts Payable                    Past Due
Receivables and Payables Agings              [Pre and Post Petition]                [Post Petition]               Post Petition Debt
                                             -----------------------                ---------------               ------------------
      0-30 Days                                $               2,000                $         17,346
                                             -----------------------            --------------------
     31-60 Days                                $              14,926                $        623,729
                                             -----------------------            --------------------
     61-90 Days                                $              72,664                                              $          623,729
                                             -----------------------            --------------------              ------------------
     91+ Days                                  $           1,896,369
                                             -----------------------            --------------------
     Total accounts receivable/payable         $           1,985,959                $        641,076
                                             -----------------------            ====================
     Allowance for doubtful accounts           $             468,917
                                             -----------------------
     Accounts receivable (net)                 $           1,517,042
                                             =======================

                                             Schedule B
                                    Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                 Cost of Goods Sold
----------------------------------                                 ------------------
                                       Inventory(ies)
                                         Balance at
                                       End of Month                Inventory Beginning of Month                   ------------------
                                       ------------

                                                                   Add -
     Retail/Restaurants -                                           Net purchase
                                                                                                                  ------------------
       Product for resale                                           Direct labor
                                 ----------------------------                                                     ------------------
                                                                    Manufacturing overhead
                                                                                                                  ------------------
     Distribution -                                                 Freight in
                                                                                                                  ------------------
       Products for resale                                          Other:
                                 ----------------------------       --------------------------------              ------------------

                                                                    --------------------------------              ------------------

     Manufacturer -
       Raw Materials             ----------------------------
       Work-in-progress                                             Less -
                                 ----------------------------
       Finished goods                                               Inventory End of Month                        ------------------
                                 ----------------------------
                                                                    Shrinkage                                     ------------------

     Other - Explain                                                Personal Use                                  ------------------
                                 ----------------------------
     ----------------------------
     ----------------------------
                                                                    Cost of Goods Sold                            $              532
                                                                                                                  ==================
         TOTAL                                           $  0
                                 ============================

     Method of Inventory Control                                    Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.
                  Yes          No

                    ----------   ------------
     How often do you take a complete physical inventory?           Valuation methods -

                                                                      FIFO cost                                   ---

       Weekly                                                         LIFO cost                                   ---
                                 ----------

       Monthly                                                        Lower of cost or market                     ---
                                 ----------

       Quarterly                                                      Retail method                               ---
                                 ----------

       Semi-annually                                                  Other                                       ---
                                 ----------

       Annually                                                        Explain
                                 ----------
Date of last physical inventory was
                                      -----------------------       ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
Date of next physical inventory is
                                      -----------------------       ----------------------------------------------------------------

                                                Schedule C
                                               Real Property
Description                                                                     Cost             Market Value
                                                                                ----             ------------
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================

                                                Schedule D
                                          Other Depreciable Assets

Description                                                                     Cost             Market Value
Machinery & Equipment -                                                         ----             ------------

  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================
Furniture & Fixtures -

  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================

Office Equipment -

  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================

Leasehold Improvements -

  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================

Other -

  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  __________________________________________                         ____________________  _________________________
  Total                                                                               $0                         $0
                                                                     ====================  =========================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                             0-30 Days          31-60 Days        61-90 Days        91+ Days            Total
                                          ---------          ----------        ----------        --------            -----
Federal
        Income Tax Withholding                                                                                   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        FICA - Employee                                                                                          $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        FICA - Employer                                                                                          $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Unemployment (FUTA)                                                                                      $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Income                                                                                                   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Other (Attach List)                                                                                      $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
Total Federal Taxes                    $               0  $               0 $               0 $              0   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
State and Local
        Income Tax Withholding                                                                                   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Unemployment (UT)                                                                                        $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Disability Insurance (DI)                                                                                $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Empl. Training Tax (ETT)                                                                                 $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Sales                                                                                                    $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Excise                                                                                                   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Real property                                                                                            $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Personal property                                                                                        $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Income                                                                                                   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
        Other (Attach List)                                                                                      $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
Total State & Local Taxes              $               0  $               0 $               0 $              0   $             0
                                       -----------------  ----------------- ----------------- ----------------   ---------------
Total Taxes                            $               0  $               0 $               0 $              0   $             0
                                       =================  ================= ================= ================   ===============

                                   Schedule F
                            Pre-Petition Liabilities


                                                     Claimed       Allowed
List Total Claims For Each Classification -           Amount      Amount (b)
-------------------------------------------          -------      ----------

        Secured claims  (a)                       $   1,872,771 $   1,872,771
                                                  ------------- -------------
        Priority claims other than taxes
                                                  ------------- -------------
        Priority tax claims                       $     145,008 $     145,008
                                                  ------------- -------------
        General unsecured claims                  $  23,036,727 $  23,036,727
                                                  ------------- -------------

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                       Account 1   Account 2   Account 3   Account 4
                                       ---------   ---------   ---------   ---------
Bank                                  ----------- ----------- ----------- -----------
Account Type                          ----------- ----------- ----------- -----------
Account No.                           ----------- ----------- ----------- -----------
Account Purpose                       ----------- ----------- ----------- -----------
Balance, End of Month                 ----------- ----------- ----------- -----------
                                      $         0
Total Funds on Hand for all Accounts  ===========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01
                                              --------

                                                                                        Actual                    Cumulative
                                                                                     Current Month              (Case to Date)
                                                                                     -------------              --------------
     Cash Receipts

1           Rent/Leases Collected
                                                                                -----------------------      ---------------------
2           Cash Received from Sales                                                            924,033                 $3,035,127
                                                                                -----------------------      ---------------------
3           Interest Received
                                                                                -----------------------      ---------------------
4           Borrowings
                                                                                -----------------------      ---------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                -----------------------      ---------------------
6           Capital Contributions
                                                                                -----------------------      ---------------------
7           Proceeds from Asset Auction                                                       3,681,795                 $4,043,795
            -------------------------------------------------------------       -----------------------      ---------------------
8           Deposit from YesMail for Exodus                                                    $200,000                   $200,000
            -------------------------------------------------------------       -----------------------      ---------------------
9
            -------------------------------------------------------------       -----------------------      ---------------------
10
            -------------------------------------------------------------       -----------------------      ---------------------
11
            -------------------------------------------------------------       -----------------------      ---------------------

12                Total Cash Receipts                                                        $4,805,828                 $7,278,922
                                                                                -----------------------      ---------------------
     Cash Disbursements
13          Payments for Inventory
                                                                                -----------------------      ---------------------
14          Selling
                                                                                -----------------------      ---------------------
15          Administrative                                                                      589,590                 $1,729,525
                                                                                -----------------------      ---------------------
16          Capital Expenditures
                                                                                -----------------------      ---------------------
17          Principal Payments on Debt
                                                                                -----------------------      ---------------------
18          Interest Paid
                                                                                -----------------------      ---------------------
            Rent/Lease
19                Personal Property
                                                                                -----------------------      ---------------------
20                Real Property
                                                                                -----------------------      ---------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                -----------------------      ---------------------
22                Draws
                                                                                -----------------------      ---------------------
23                Commissions/Royalties
                                                                                -----------------------      ---------------------
24                Expense Reimbursements
                                                                                -----------------------      ---------------------
25                Other
                                                                                -----------------------      ---------------------
26          Salaries/Commissions (less employee withholding)                                    539,464                 $2,242,918
                                                                                -----------------------      ---------------------
27          Management Fees
                                                                                -----------------------      ---------------------
            Taxes:
28                Employee Withholding

                                                                                -----------------------      ---------------------
29                Employer Payroll Taxes                                                     $   17,648                 $   85,940
                                                                                -----------------------      ---------------------
30                Real Property Taxes
                                                                                -----------------------      ---------------------
31                Other Taxes
                                                                                -----------------------      ---------------------
32          Other Cash Outflows:
                                                                                -----------------------      ---------------------
33                Miscellaneous Expenses                                                     $        0                 $  117,444
                  -------------------------------------------------------       -----------------------      ---------------------
34
                  -------------------------------------------------------       -----------------------      ---------------------
35
                  -------------------------------------------------------       -----------------------      ---------------------
36
                  -------------------------------------------------------       -----------------------      ---------------------
37
                  -------------------------------------------------------       -----------------------      ---------------------

38                Total Cash Disbursements:                                                  $1,146,702                 $4,175,828
                                                                                -----------------------      ---------------------
39   Net Increase (Decrease) in Cash                                                         $3,659,126                 $3,103,094
                                                                                -----------------------      ---------------------
40   Cash Balance, Beginning of Period                                                       $2,775,059                 $3,331,091
                                                                                -----------------------      ---------------------
41   Cash Balance, End of Period                                                             $6,434,185                 $6,434,185
                                                                                =======================      =====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01
                                              --------

      Cash Flows From Operating Activities                                                Actual                Cumulative
                                                                                       Current Month          (Case to Date)
                                                                                       -------------           ------------
1           Cash Received from Sales                                                          $  924,033           $3,035,127
                                                                                    --------------------     ----------------
2           Rent/Leases Collected
                                                                                    --------------------     ----------------
3           Interest Received
                                                                                    --------------------     ----------------
4           Cash Paid to Suppliers
                                                                                    --------------------     ----------------
5           Cash Paid for Selling Expenses
                                                                                    --------------------     ----------------
6           Cash Paid for Administrative Expenses                                             $  589,590           $1,729,525
                                                                                    --------------------     ----------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                    --------------------     ----------------
8               Real Property
                                                                                    --------------------     ----------------
9           Cash Paid for Interest
                                                                                    --------------------     ----------------
10          Cash Paid for Net Payroll and Benefits                                            $  539,464           $2,242,918
                                                                                    --------------------     ----------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                    --------------------     ----------------
12              Draws
                                                                                    --------------------     ----------------
13              Commissions/Royalties
                                                                                    --------------------     ----------------
14              Expense Reimbursements
                                                                                    --------------------     ----------------
15              Other
                                                                                    --------------------     ----------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                          $   17,648           $   85,940
                                                                                    --------------------     ----------------
17              Employee Withholdings
                                                                                    --------------------     ----------------
18              Real Property Taxes
                                                                                    --------------------     ----------------
19              Other Taxes
                                                                                    --------------------     ----------------
20          Cash Paid for General Expenses
                                                                                    --------------------     ----------------
21          Cash Paid for Miscellaneous Expenses                                              $        0           $  117,444
            ---------------------------------------------------------------         --------------------     ----------------
22          Cash Received - Deposit from YesMail for Exodus                                   $  200,000           $  200,000
            ---------------------------------------------------------------         --------------------     ----------------
23
            ---------------------------------------------------------------         --------------------     ----------------
24
            ---------------------------------------------------------------         --------------------     ----------------
25
            ---------------------------------------------------------------         --------------------     ----------------
26
            ---------------------------------------------------------------         --------------------     ----------------
27              Net Cash Provided (Used) by Operating Activities before Reorgan-
                ization Items                                                                   ($22,669)           ($940,701)
                                                                                    --------------------     ----------------
      Cash Flows From Reorganization Items

28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                    --------------------     ----------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                    --------------------     ----------------
30          U.S. Trustee Quarterly Fees
                                                                                    --------------------     ----------------
31
            ---------------------------------------------------------------         --------------------     ----------------

32              Net Cash Provided (Used) by Reorganization Items                              $        0           $        0
                                                                                    --------------------     ----------------

33    Net Cash Provided (Used) for Operating Activities and Reorganization Items                ($22,669)           ($940,701)
                                                                                    --------------------     ----------------
      Cash Flows From Investing Activities

34          Capital Expenditures

                                                                                    --------------------     ----------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                           $3,681,795           $4,043,795
                                                                                    --------------------     ----------------
36
            ---------------------------------------------------------------         --------------------     ----------------

37              Net Cash Provided (Used) by Investing Activities                              $3,681,795           $4,043,795
                                                                                    --------------------     ----------------
      Cash Flows From Financing Activities
38          Net Borrowings (Except Insiders)

                                                                                    --------------------     ----------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                    --------------------     ----------------
40          Capital Contributions
                                                                                    --------------------     ----------------
41          Principal Payments
                                                                                    --------------------     ----------------
42
            ---------------------------------------------------------------         --------------------     ----------------

43              Net Cash Provided (Used) by Financing Activities                              $        0           $        0
                                                                                    --------------------     ----------------
44    Net Increase (Decrease) in Cash and Cash Equivalents                                    $3,659,126           $3,103,094
                                                                                    --------------------     ----------------
45    Cash and Cash Equivalents at Beginning of Month                                         $2,775,059           $3,331,091
                                                                                    --------------------     ----------------
46    Cash and Cash Equivalents at End of Month                                               $6,434,185           $6,434,185
                                                                                    ====================     ================